UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):  March 7, 2022
____________________________________________________________
ZOVIO INC
(Exact name of registrant as specified in its charter)
____________________________________________________________

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1811 E. Northrop Blvd, Chandler, AZ 85286
(Address of principal executive offices, including zip code)

 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 8.01. Other Events.
As previously disclosed, on November 29, 2017, the Attorney General of the State of California (the “CA Attorney General”) filed an action (the “Lawsuit”) on behalf of the People of the State of California against Zovio Inc, a Delaware corporation (the “Company”) and Ashford University, LLC, at the time a California limited liability company and a subsidiary of the Company (“Ashford”). In the Lawsuit, the CA Attorney General alleged, among other things, that the Company and Ashford deliberately misled Ashford students and falsely advertised Ashford’s academic programs. As previously disclosed by the Company, Ashford no longer exists, and the Company is responsible for Ashford’s portion of the liability under the Lawsuit.

On March 7, 2022, the Superior Court of the State of California, County of San Diego (the “Court”), issued a Statement of Decision regarding the Lawsuit in favor of the CA Attorney General. In the Statement of Decision, the Court ordered the Company to pay $22,375,782 in statutory penalties. The Court denied the CA Attorney General’s demands for restitution and injunctive relief. As previously disclosed, in the third quarter of 2016, the Company recorded an expense of $8.0 million related to the cost of resolving the Lawsuit. The Company is disappointed by the Court’s decision and believes that its practices were at all times in compliance with California law. The Company is currently considering all options available to it related to the Lawsuit and the Statement of Decision, including whether to appeal the Court’s decision to the appropriate Court of Appeal of the State of California.

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOVIO INC

Date: March 11, 2022	By:	/s/ Matt Mitchell
Name: Matt Mitchell
Title: General Counsel